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                                                                  CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20459
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          JUNE 18, 2001
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                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        1-10638                                         22-2476135
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(Commission File Number)                       (IRS Employer Identification No.)


One Meadowlands Plaza, East Rutherford, New Jersey                      07073
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:                (201)804-3000
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                               CAMBREX CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  JUNE 4, 2001

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           On June 4, 2001, Cambrex Corporation ("Registrant") announced the completion of its acquisition of the Bio Science Contract Production Corp. ("Seller") biopharmaceutical manufacturing business in Baltimore, Maryland. The business involves the cGMP manufacture of purified bulk biologics and pharmaceutical ingredients. Cambrex Bio Science Inc., a Cambrex subsidiary, will operate the business. The total purchase price was approximately $120 million in cash, which will be funded by an existing line of credit facility. Additional purchase price payments of up to $25 million may be made depending on future business performance over the next four years. The total purchase price was determined by arm's length negotiations between the Seller and the Registrant. There is no material relationship between the Seller and the Registrant and, to the best knowledge of the Registrant, there is no material relationship between the Seller and any of the Registrant's affiliates, directors or officers or any associates of any of its directors or officers.

           The completion of this asset purchase provides Cambrex with a state-of-the-art biopharmaceutical manufacturing facility containing four bioprocessing and purification suites for a variety of therapeutic and diagnostic biopharmaceutical products including recombinant proteins, enzymes, plasmid DNA, monoclonal antibodies, and vaccines for clinical and commercial requirements. The Company is in the process of expanding capacity for microbial and mammalian cell production of additional biotherapeutics. The facility has been successfully inspected by the U.S. FDA and EMEA (European Agency for the Evaluation of Medicinal Products). The business currently has projects with approximately 10 customers, primarily under long-term contracts, and a strong pipeline of new projects. Year 2001 sales revenue targets are $35 million reflecting an approximate increase of 75% over the prior year.








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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits

                  (99)       Additional exhibits
                  (99) (a)   Press release dated June 4, 2001



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                             CAMBREX CORPORATION



                                             BY:  /S/  SALVATORE J. GUCCIONE
                                                 -------------------------------
                                                       Salvatore J. Guccione
                                                       Senior Vice President and
                                                       Chief Financial Officer

Dated:  June 18, 2001


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